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                                                                   EXHIBIT 10.16


                                                                  ENFIELD CENTER

                               FIRST AMENDMENT TO
                              MANAGEMENT AGREEMENT


          THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENT, dated as of May    ,
1997, by and between WESTFIELD AMERICA, INC., a Missouri corporation (formerly known as CenterMark Properties, Inc.) ("Owner"), and CENTERMARK MANAGEMENT COMPANY, a Delaware partnership ("Manager").

                              W I T N E S S E T H:

          WHEREAS, Owner and Manager are parties to that certain Management Agreement (the "Original Management Agreement"), dated as of July 1, 1996, relating to Enfield Center, Enfield, Connecticut; and

          WHEREAS, Owner and Manager desire to amend the Original Management Agreement in the manner hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Manager agree as follows:

          1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Original Management Agreement.

          2.  AMENDMENT TO ARTICLE II OF THE ORIGINAL MANAGEMENT AGREEMENT.
Article II of the Original Management Agreement is hereby amended by deleting the third sentence of the first paragraph thereof and substituting the following therefor:

          "Manager agrees that during the term of this Agreement it will not, directly or indirectly, act as the property manager for any shopping center which directly competes with the Property (a "Competing Mall"), PROVIDED that the foregoing restriction shall not be deemed to be violated if Manager shall acquire, either directly or indirectly, all or substantially all of the assets of, or an interest in, an entity that does not have any ownership interest in shopping center properties or power centers in the United States which is engaged in the property management business and which manages, among other properties, a shopping center which is a Competing Mall."

          3.  AMENDMENT TO ARTICLE XVI OF THE ORIGINAL MANAGEMENT AGREEMENT.
Article XVI of the Original Management Agreement is hereby amended by deleting subsections A and B thereof in their entirety and substituting the following therefor:

              "A.  TERM.  From and after the date of the First Amendment to
          Management Agreement, dated as of May     , 1997, between Owner and
          Manager, the term of this Agreement shall be for an initial term of
          three years expiring on May     , 2000.  Thereafter, until this
          Agreement is terminated in accordance with its terms, this Agreement shall be deemed renewed automatically each year for an additional one year period unless the trustee (the "WAT Trustee") of the Westfield America Trust, an Australian publicly listed property trust, and 75% of the Independent Directors (as such term is defined in the Third Amended and Restated Articles of the Owner) of the Owner's Board of Directors agree that either (i) there has been unsatisfactory performance by the Manager that is materially detrimental to the Owner or (ii) the fees payable to Manager are not fair, PROVIDED that Owner shall not have the right to terminate this Agreement under clause (ii) above if Manager agrees to continue to provide management services for the Property at a fee that the WAT Trustee and 75% of the Independent Directors have determined to be fair and PROVIDED FURTHER that the WAT Trustee's agreement with respect to the matters set forth in clauses
          (i) or (ii) will

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          only be required if the WAT Trustee is the owner of 10% or more of the outstanding capital stock of the Owner. If Owner shall elect not to renew the term of this Agreement at the expiration of the initial term or any extended term as set forth above, Owner shall deliver to Manager prior written notice of Owner's determination not to renew this Agreement based on the terms set forth in this subparagraph A not less than 30 days prior to the expiration of the then existing term. If Owner elects not to renew this Agreement, Owner shall designate the date, not less than 60 nor more than 180 days from the date of the notice, on which the Manager shall turn over management of the Property to Owner and this Agreement shall terminate as of such date.

               B. NON-CURABLE TERMINATING EVENTS. (1) Owner may terminate this Agreement on not less than 15 days written notice to Manager upon the occurrence of any of the following events:

                   (i)  the Bankruptcy of Manager;

                   (ii) Owner sells or transfers 100% of its interest in the
               Property (other than to a Related Person), whether directly or indirectly;

                  (iii) any of the Other Management Agreements are validly terminated by Owner or one of its Affiliates in accordance with their terms by reason of Manager's material default thereunder;

                   (iv) the foreclosure by any mortgagee upon the Property or the taking of possession thereof by deed-in-lieu of foreclosure, except as otherwise agreed in writing by Manager and such Mortgagee;

                    (v) an act of fraud, embezzlement or theft constituting a felony against Owner or its Affiliates which causes it material injury is perpetrated by Manager or by Developer or by Advisor in its corporate capacity (as distinguished from the acts of any employees of such entities which are taken without the approval or complicity of the Board of Directors of Manager's managing general partner) under this Agreement, the Advisory Agreement, the Development Framework Agreement, any Development Agreement or any Leasing Agreement;

                    (vi) the Property or a substantial part of the Property is damaged or destroyed where the Owner has determined not to rebuild or reconstruct, provided, however, that in such event Manager will continue to operate the Property for a reasonable period of time until Owner winds down the operation of the Property, and provided further that (i) this Agreement shall be automatically reinstated if, within twenty-four (24) months after the date of such damage or destruction, Owner determines to


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               rebuild the Property or develop a new shopping center as a replacement for the Property, and (ii) in the case of the destruction of only a substantial part of the Property, if Owner elects to continue the operation of the remaining portion of the Property, this Agreement shall remain in effect with respect to the portion of the Property to be operated; or


                    (vii) an Event of Default (as defined therein) shall have
               occurred and be continuing under that certain Pledge and Security
               Agreement, dated as of May   , 1997, among the Company, Westland
               Management, Inc., Westfield Partners, Inc. and Westland
               Realty, Inc.


               (2) This Agreement shall terminate if Manager shall notify Owner that management of regional shopping centers shall cease to be one of the principal business undertakings of Westfield Holdings Limited and its affiliates in the United States, PROVIDED that this Agreement shall continue for a period of 180 days after delivery of such notice to Owner if Owner shall be reasonably satisfied with Manager's ability to continue managing the Property during such period."


                    (vii) an Event of Default (as defined therein) shall have
               occurred and be continuing under that certain Pledge and
               Security Agreement, dated as of May   , 1997, among the
               Company, Pledgee, Westland Management, Inc., Westfield Partners, Inc. and Westland Realty, Inc.


          4. RATIFICATION. Except as amended hereby, the Original Management Agreement is hereby ratified and remains in full force and effect.

          5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had all signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one more additional signature pages.

          6. EFFECTIVE DATE. This Amendment shall be effective as of the closing of the initial public offering of common stock of the Owner pursuant to its Registration Statement on Form S-11 (No. 333-22731).


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                     OWNER:

                                       WESTFIELD AMERICA, INC.

                                       ------------------------------------
                                       Name:
                                       Title:


                                     MANAGER:

                                       CENTERMARK MANAGEMENT COMPANY

                                       By:  Westfield Services, Inc.
                                              a general partner

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:



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